UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2024

PSYCHEMEDICS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13738	58-1701987
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5220 Spring Valley Road, Suite 230, Dallas, TX	75254
(Address of Principal Executive Offices)	(Zip Code)

(800) 522-7424

(Registrant’s Telephone Number, Including Area Code)

289 Great Road, Acton, Massachusetts 01720

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock. $0.005 par value	PMD	The NASDAQ Stock Market, LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e)       On January 22, 2024, the Compensation Committee of the Board of Directors of the Corporation approved the terms of cash performance bonus arrangements.

2024 Chief Executive Officer’s Performance Bonus Plan

At the January 22, 2024 meeting, the Compensation Committee approved a 2024 cash bonus plan for Brian Hullinger, the Corporation’s Chief Executive Officer, that includes corporate financial performance targets and individual performance goals. The overall targeted bonus established under this plan is $190,000, with a maximum amount of $285,000. The actual bonus award, if any, will be determined based upon the level of achievement of the established performance targets and goals as determined by the Compensation Committee.

2024 Other Executive Officer Cash Bonus Plan

Also at its January, 22, 2024 meeting, the Compensation Committee approved a 2024 cash bonus plan for other executive officers corporate that includes financial performance targets and individual performance goals. The target amounts of such cash bonuses range from 25% to 40% of base salary for each of the officers. The actual amount of each cash bonus, if any, will be subject to increase or decrease at the discretion of the Compensation Committee.

Following the end of fiscal year 2024, the Chief Executive Officer will review and assess the performance of each of the other participants with respect to achievement of his or her individual goals and provide his recommendations thereon to the Compensation Committee. In addition, the Compensation Committee will review and assess the Chief Executive Officer's performance with respect to achievement of his individual goals. The Compensation Committee will then determine the level of payout of the portion of the Chief Executive Officer’s bonus arrangement with respect to individual and company goals, and each of the other participants, based on the Committee's review and assessment of the performance of each individual toward his or her individual goals and company goals.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHEMEDICS CORPORATION
Dated: January 26, 2024

	By:	/s/ Daniella Mehalik
Daniella Mehalik, Vice President - Finance